Income Taxes (Tables)	12 Months Ended
Dec. 31, 2023
Income Taxes
Schedule of significant components of the Company's deferred tax asset

	As of December 31,
	2023	2022
Deferred tax assets:
Net operating losses	$2,320,297	$1,909,930
R&D credit	1,423,821	819,406
Capitalized R&D expenses	2,647,013	1,115,268
Capitalized start-up expenses	4,652,045	2,899,830
Stock-based compensation	79,658	24,235
Depreciation and amortization	17,045	1,098
Accrued expenses and other	43,871	7,101
Total deferred tax assets	11,183,750	6,776,868
Valuation allowance	(11,183,750)	(6,776,868)
Net deferred taxes	$—	$—

Schedule of federal statutory income tax rate reconciliation

	Years Ended December 31,
	2023	2022
Federal taxes at statutory rate	21.0%	21.0%
State and local taxes, net of federal benefit	0.2%	0.0%
Tax credit carryforward generated	1.9%	3.8%
Valuation allowance	(13.7)%	(23.8)%
Nondeductible change in fair value of SAFE	(9.0)%	(0.0)%
Permanent differences	(0.4)%	(1.0)%
Effective income tax rate	0.0%	0.0%